SIGNIFICANT JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS	6 Months Ended
Jun. 30, 2020
Accounting Judgements and Estimates [Abstract]
SIGNIFICANT JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS	SIGNIFICANT JUDGMENTS, ESTIMATES, ASSUMPTIONS AND RISKS
The judgments, estimates, assumptions and risks discussed here reflect updates from the 2019 Annual Financial Statements. For judgments, estimates, assumptions and risks related to other areas not discussed in these interim consolidated financial statements, please refer to Notes 3 and 28 of the 2019 Annual Financial Statements.

A)    Provision for Environmental Rehabilitation (“PER”)
Provisions are updated each reporting period for changes to expected cash flows and for the effect of changes in the discount rate and foreign exchange rates. The change in estimate is added or deducted from the related asset and depreciated over the expected economic life of the operation to which it relates. We recorded a net increase of $nil (2019: $69 million net increase) to the PER at our minesites for the three months ended June 30, 2020 and a net increase of $136 million (2019: $271 million net increase) for the six months ended June 30, 2020 primarily due to a decrease in the discount rate.

Adjustments to the estimated amount and timing of future closure and rehabilitation cash flows are a normal occurrence in light of the significant judgments and estimates involved. Rehabilitation provisions are adjusted as a result of changes in estimates and assumptions and are accounted for prospectively. In the fourth quarter of each year, our life of mine plans are updated and that typically results in an update to the rehabilitation provision.

B)    Pascua-Lama
The Pascua-Lama project received $394 million as at June 30, 2020 (December 31, 2019: $424 million) in value added tax (“VAT”) refunds in Chile relating to the development of the Chilean side of the project. Under the current arrangement this amount must be repaid if the project does not evidence exports for an amount of $3,538 million within a term that expires on December 31, 2026, unless extended. Interest on this amount would accrue from the date of non-compliance.

In addition, we have recorded $63 million in VAT recoverable in Argentina as at June 30, 2020 (December 31, 2019: $72 million) relating to the development of the Argentinean side of the project. These amounts may not be fully recoverable if the project does not enter into production and are subject to foreign currency risk as the amounts are recoverable in Argentine pesos.

C)    Contingencies
Contingencies can be either possible assets or possible liabilities arising from past events which, by their nature, will be resolved only when one or more future events, not wholly within our control, occur or fail to occur. The assessment of such contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. Refer to note 17 for further details on contingencies.

D)    Covid-19
On March 11, 2020, the Covid-19 outbreak was declared a pandemic by the World Health Organization. The outbreak and efforts to contain it have had a significant effect on commodity prices and capital markets. Although we have adapted certain operating procedures to respond to Covid-19 to date, our operations have not been significantly impacted by the pandemic with the exception of Veladero. In Argentina, a mandatory nationwide quarantine was lifted in April, while movement and social distancing restrictions slowed the remobilization of employees and contractors back to Veladero.  Notwithstanding the proactive and considered actions taken to maintain a safe workplace, it is possible that in the future there will be negative impacts on our operations or supply chain and the pandemic may trigger actions such as reduced mining and production activities at our operations. This could have a material adverse effect on our cash flows, earnings, results of operations and financial position.

Our sites have continued to produce and sell their production, with no significant disruptions to date, with the exception of Veladero as noted above. Our ability to maintain production across our operations combined with increased market gold prices, has resulted in Barrick being able to deliver strong operating cash flow in the first half of 2020.  Barrick has $3.7 billion in cash, an undrawn $3.0 billion credit facility and no significant debt repayments due until 2033, providing us with sufficient liquidity to manage through this period of uncertainty.

While we have not experienced any significant negative impact to date, the extent to which Covid-19 impacts future business activity or financial results, and the duration of any such negative impact, will depend on future developments, which are highly uncertain and unknown at this time.